UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                 )

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THE CONTAINER STORE GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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The Container Store Group, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Shareholders

September 12, 2018 10:30 a.m. (Central Time)

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

July 24, 2018

To Our Shareholders:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders of The Container Store Group, Inc. at 10:30 a.m. Central Time, on Wednesday, September 12, 2018, at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Melissa Reiff
Chief Executive Officer

2018 Proxy Statement	The Container Store Group, Inc.

Notice of Annual Meeting of Shareholders To Be Held Wednesday, September 12, 2018

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

The 2018 Annual Meeting of Shareholders (the "Annual Meeting") of The Container Store Group, Inc., a Delaware corporation (the "Company"), will be held at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019 on Wednesday, September 12, 2018, at 10:30 a.m. Central Time, for the following purposes:

To elect J. Kristofer Galashan, Melissa Reiff, Rajendra ("Raj") Sisodia and Caryl Stern as Class II Directors to serve until the 2021 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified; and
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2019.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock at the close of business on July 20, 2018 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these shareholders will be open to the examination of any shareholder at our principal executive offices at 500 Freeport Parkway, Coppell, Texas 75019 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the accompanying return envelope. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Jodi Taylor, Secretary

Coppell, Texas
July 24, 2018

2018 Proxy Statement	The Container Store Group, Inc.

2018 Proxy Statement	The Container Store Group, Inc.

Table of Contents continued

2018 Proxy Statement	The Container Store Group, Inc.

Proxy Statement

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

This proxy statement is furnished in connection with the solicitation by the Board of Directors of The Container Store Group, Inc. of proxies to be voted at our Annual Meeting of Shareholders to be held on Wednesday, September 12, 2018 (the "Annual Meeting"), at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019 at 10:30 a.m. Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), at the close of business on July 20, 2018 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 48,848,665 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to shareholders at the Annual Meeting.

This proxy statement and the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2018 (the "2017 Annual Report") will be released on or about July 24, 2018 to our shareholders on the Record Date.

In this proxy statement, "we," "us," "our" and "The Container Store" refer to The Container Store Group, Inc. and "The Container Store, Inc." refers to The Container Store, Inc., a Texas corporation and our wholly-owned subsidiary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, SEPTEMBER 12, 2018

This Proxy Statement and our 2017 Annual Report to Shareholders are available at http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Directions to the Annual Meeting from the Dallas/Fort Worth International Airport are as follows:

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  From the rental car area, take the north exit out of the airport

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  Take the Bass Pro Dr. exit—Go 0.4 miles

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  Turn right at Bass Pro Dr.—Go 0.3 miles

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  Continue on W. Bethel Rd.—Go 1.2 miles

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  Turn left at Freeport Parkway—Go 0.6 miles

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  Our principal executive offices are on the South East corner of Ruby Road and Freeport Parkway

The above directions are also listed on our website located at www.containerstore.com. Directions from other points are available by calling (972) 538-6000.

2018 Proxy Statement	The Container Store Group, Inc.	1

PROPOSALS

At the Annual Meeting, our shareholders will be asked:

To elect J. Kristofer Galashan, Melissa Reiff, Rajendra ("Raj") Sisodia and Caryl Stern as Class II Directors to serve until the 2021 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified; and
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2019.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of J. Kristofer Galashan, Melissa Reiff, Rajendra ("Raj") Sisodia and Caryl Stern as Class II Directors; and
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2019.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because The Container Store's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, The Container Store is making this proxy statement and its 2017 Annual Report available to its shareholders electronically via the Internet. On or about July 24, 2018, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2017 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2017 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC's rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any shareholder at the shared address to

2018 Proxy Statement	The Container Store Group, Inc.	2

which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

2018 Proxy Statement	The Container Store Group, Inc.	3

Questions and Answers about the 2018 Annual Meeting of Shareholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is July 20, 2018. You are entitled to vote at the Annual Meeting only if you were a shareholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 48,848,665 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A "RECORD HOLDER" AND HOLDING SHARES IN "STREET NAME"?

A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of those shares held in "street name." If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2018 ANNUAL MEETING OF SHAREHOLDERS?

You may attend the Annual Meeting only if you are a The Container Store shareholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must RSVP by checking the appropriate box on www.proxyvote.com, if you vote over the Internet, or on the proxy card, if you vote by mail. If you vote by telephone, you must follow the prompt to RSVP. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy

2018 Proxy Statement	The Container Store Group, Inc.	4

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING OF SHAREHOLDERS

materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a shareholder of record, there are three ways to vote by proxy:

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  by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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  by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

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  by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on September 11, 2018.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered shareholder, you may revoke your proxy and change your vote:

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  by submitting a duly executed proxy bearing a later date;

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  by granting a subsequent proxy through the Internet or telephone;

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  by giving written notice of revocation to the Secretary of The Container Store prior to or at the Annual Meeting; or

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  by voting in person at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

2018 Proxy Statement	The Container Store Group, Inc.	5

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING OF SHAREHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A "vote withheld," in the case of the proposal regarding the election of directors, or an "abstention," in the case of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a shareholder's affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as votes against on the ratification of the appointment of Ernst & Young LLP.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

2018 Proxy Statement	The Container Store Group, Inc.	6

PROPOSALS TO BE VOTED ON—PROPOSAL 1 Election of Directors

At the Annual Meeting, four (4) Class II Directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2021 and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

We currently have ten (10) Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of shareholders following election or such director's death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2020 Annual Meeting of Shareholders; Class II, whose term currently expires at the 2018 Annual Meeting of Shareholders and whose subsequent term will expire at the 2021 Annual Meeting of Shareholders; and Class III, whose term will expire at the 2019 Annual Meeting of Shareholders. The current Class I Directors are Jonathan D. Sokoloff and Sharon Tindell; the current Class II Directors are J. Kristofer Galashan, Melissa Reiff, Rajendra ("Raj") Sisodia and Caryl Stern; and the current Class III Directors are William A. ("Kip") Tindell, III, Timothy J. Flynn, Robert E. Jordan and Walter Robb.

As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Leonard Green & Partners ("LGP") controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our Directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class II Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative "FOR" votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominees.

2018 Proxy Statement	The Container Store Group, Inc.	7

PROPOSAL 1—ELECTION OF DIRECTORS

CLASS II DIRECTOR NOMINEES (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store

J. Kristofer Galashan	40	2007	Director
Melissa Reiff	63	2007	Chief Executive Officer and Director
Rajendra ("Raj") Sisodia	60	2013	Director
Caryl Stern	60	2014	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

J. KRISTOFER GALASHAN	Age 40

J. Kristofer Galashan has served on our Board of Directors since August 2007. Mr. Galashan is currently a Partner with LGP, a private equity firm and our majority shareholder, and joined the firm in 2002. Prior to joining LGP he had been in the Investment Banking Division of Credit Suisse First Boston (CSFB) in Los Angeles which he joined in 2000 following CSFB's acquisition of Donaldson, Lufkin & Jenrette (DLJ). Mr Galashan had been with DLJ since 1999. Mr. Galashan also serves on the board of the parent holding companies of BJ's Wholesale Club and serves on the board of Union Square Hospitality Group, LLC. Mr. Galashan was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

MELISSA REIFF	Age 63

Melissa Reiff has served as our Chief Executive Officer since July 2016, succeeding William A. ("Kip") Tindell, III. Previously, Ms. Reiff served as our President and Chief Operating Officer since March 2013, and as our President since 2006. She has also served on our board of directors since August 2007 (and on the board of directors of The Container Store, Inc. since February 2006). Ms. Reiff joined The Container Store in 1995 as Vice President of Sales and Marketing, and assumed the role of Executive Vice President of Stores and Marketing in 2003. She is a member of the International Women's Foundation and C200, an organization of leading women in business dedicated to fostering growth and increasing opportunities for women entrepreneurs and corporate leaders worldwide. Ms. Reiff has served on the board of directors of Etsy since April 2015, where she is also a member of the Compensation Committee. She also serves on Southern Methodist University's Cox School of Business Executive Board and is a sustaining member of the Junior League of Dallas. Ms. Reiff was honored with the 2012-2013 SMU Cox School of Business Distinguished Alumna award. Ms. Reiff was selected to our Board of Directors because she possesses particular knowledge and experience in retail, marketing, merchandising, operations, communication and leadership.

RAJENDRA ("RAJ") SISODIA	Age 60

Rajendra ("Raj") Sisodia was appointed to the Board of Directors in September 2013. Mr. Sisodia has been the FW Olin Distinguished Professor of Global Business at Babson College since September 2013. Previously, Mr. Sisodia taught marketing at Bentley University from September 1998 to August 2013. He has also taught marketing at George Mason University and Boston University. He has authored and co-authored seven books, including Firms of Endearment and Conscious Capitalism. Mr. Sisodia is Co-Chairman and Trustee of Conscious Capitalism, Inc., a non-profit whose focus is fostering businesses that function in a different way than the norm by valuing the deeper purpose of the organization and creating value for all stakeholders. Mr. Sisodia was selected to our Board of Directors

2018 Proxy Statement	The Container Store Group, Inc.	8

PROPOSAL 1—ELECTION OF DIRECTORS

because of the teaching, researching and consulting he has done with businesses during his career as well as the role he has played in developing and refining the principles of Conscious Capitalism.

CARYL STERN	Age 60

Caryl Stern was appointed to the Board of Directors on October 27, 2014. Ms. Stern has served as President and CEO of the U.S. Fund for UNICEF, a child welfare organization, since 2007. Ms. Stern has three decades of non-profit and education experience including serving as the Chief Operating Officer and Senior Associate National Director of the Anti-Defamation League; the founding Director of ADL's A WORLD OF DIFFERENCE Institute; and the Dean of Students at Polytechnic University. She has served on numerous non-profit Boards including the United Nations International School, Mercy College, and the Martin Luther King Memorial Foundation. Currently, she serves on the Boards of the WE ARE FAMILY Foundation, the Center for Disaster Philanthropy, the SEEDS Academy, and the Advisory Board to the WNBA. Stern is the author of I BELIEVE IN ZERO: Learning from the World's Children. Ms. Stern was selected to our Board because of her global business perspective and her organizational leadership, operational and financial expertise.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store

William A. ("Kip") Tindell, III	65	2007	Chairman of the Board of Directors
Timothy J. Flynn	45	2007	Director
Robert E. Jordan	57	2013	Director
Walter Robb	64	2013	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

WILLIAM A. ("KIP") TINDELL, III	Age 65

William A. ("Kip") Tindell, III has served as Chairman of our Board of Directors since August 2007 (and on the Board of Directors of The Container Store, Inc. since July 1978). Mr. Tindell served as our Chief Executive Officer from 2006 to 2016. Prior to that, he served as President and Chief Operating Officer of The Container Store through 2005. Mr. Tindell was presented Ernst & Young's Entrepreneur of the Year award in 1991 and is a recipient of the National Retail Federation's 1998 Innovator of the Year Award. In 2006 he was inducted into the Retailing Hall of Fame and is a 2009 Junior Achievement of Dallas Business Hall of Fame inductee. In 2011 Mr. Tindell received the National Retail Federation's Gold Medal Award, which is generally regarded as the industry's top accolade, given to individuals who have served the industry with distinction and achieved a national reputation for excellence to the retail craft. He is a member of the Dallas Arboretum CEO Advisory Council and serves on the board of directors of Baylor Healthcare Systems Foundation. Mr. Tindell previously served on the board of directors of Whole Foods Market, Inc. Mr. Tindell also serves on the executive board of the National Retail Federation as its chairman, and served on the board of directors of the National Retail Federation Foundation from 2010 to 2013. He serves on the board of Conscious Capitalism Institute and Conscious Capitalism, Inc., a community of like-minded business, thought and academic leaders working to elevate humanity through a conscious approach to business. Mr. Tindell is an active member of the Dallas Salesmanship Club, a nonprofit organization dedicated to transforming children's futures by serving at risk families in the Greater Dallas area. Mr. Tindell was selected to our Board of Directors because of the perspective,

2018 Proxy Statement	The Container Store Group, Inc.	9

PROPOSAL 1—ELECTION OF DIRECTORS

experience and operational expertise in our business that he developed while he was our Chief Executive Officer. Mr. Tindell is married to Sharon Tindell, our President and Chief Merchandising Officer.

TIMOTHY J. FLYNN	Age 45

Timothy J. Flynn has served on our Board of Directors since August 2007. Mr. Flynn is currently a Partner with LGP, a private equity firm and our majority shareholder, and joined the firm in 2003. Prior to joining LGP, he had been a Director in the Investment Banking Department of Credit Suisse First Boston (CSFB) in Los Angeles, which he joined in 2000 following CSFB's acquisition of Donaldson, Lufkin & Jenrette (DLJ). Mr. Flynn had been with DLJ since 1996 and had previously worked in the Mergers and Acquisitions group at Paine Webber Inc. in New York. Mr. Flynn also serves on the board of Advantage Solutions, Inc. and Tank Holdings Corp. Mr. Flynn was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

ROBERT E. JORDAN	Age 57

Robert E. Jordan was appointed as a director to the Board of Directors in October 2013. Mr. Jordan is the Executive Vice President of Corporate Services of Southwest Airlines, a commercial airline company. Mr. Jordan joined Southwest Airlines in 1988 and has served in a number of roles including Executive Vice President & Chief Commercial Officer and President of AirTran Airways, Executive Vice President Strategy & Planning, Executive Vice President Strategy & Technology, Senior Vice President Enterprise Spend Management, Vice President Technology, Vice President Purchasing, Controller, Director Revenue Accounting, and Manager Sales Accounting. Mr. Jordan has led a number of significant initiatives including the acquisition of AirTran Airways, the development of the new e-commerce platform and the all new loyalty program. Mr. Jordan was selected to our Board because he brings financial experience and possesses particular knowledge and experience in strategic planning and leadership of complex organizations.

WALTER ROBB	Age 64

Walter Robb was appointed as a director to the Board of Directors in September 2013. Mr. Robb joined Whole Foods Market, a national grocer specializing in natural and organic products, in 1991 operating the Mill Valley, CA store until he became President of the Northern Pacific Region in 1993 where he grew the region from two to 17 stores. He became Executive Vice President of Operations in 2000, Chief Operating Officer in 2001 and Co-President in 2004. He served as Co-CEO of Whole Foods Market from 2010 to 2016. Additionally, Mr. Robb has served on the board of directors of Whole Foods Market since 2010. Mr. Robb also currently serves as Chairman of the Board of Directors of Whole Kids Foundation and Whole Cities Foundation, and also serves on the Board of Directors of Union Square Hospitality Group, LLC. Mr. Robb was selected to our Board because he brings financial and risk assessment experience as well as his retail, entrepreneurial and management experience.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store

Jonathan D. Sokoloff	61	2007	Director
Sharon Tindell	62	2007	President, Chief Merchandising Officer and Director

2018 Proxy Statement	The Container Store Group, Inc.	10

PROPOSAL 1—ELECTION OF DIRECTORS

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

JONATHAN D. SOKOLOFF	Age 61

Jonathan D. Sokoloff has served on our Board of Directors since August 2007. Mr. Sokoloff is currently a Managing Partner with LGP, a private equity firm and our majority shareholder, and joined in 1990. Before joining LGP, he was a Managing Director in Investment Banking at Drexel Burnham Lambert. Mr. Sokoloff also serves on the board of the parent holding companies of Shake Shack, Advantage Solutions, Inc., and Jetro Cash & Carry and serves of the board of Union Square Hospitality Group, LLC, J.Crew Group, Inc., Jo Ann Stores, Inc., Top Shop/Top Man Limited, and Signet Jewelers Limited. Mr. Sokoloff previously served on the board of directors of Whole Foods Market, Inc. He co-chairs the Endowment Committee for Private Equity at his alma mater, Williams College. Mr. Sokoloff was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

SHARON TINDELL	Age 62

Sharon Tindell has served as our President and Chief Merchandising Officer since July 2016, Chief Merchandising Officer since 2006 and has served on our Board of Directors since August 2007 (and on the board of directors of The Container Store, Inc. since April 1988). In 1980, she joined us full-time, working on the sales floor, managing inventory and participating in other tasks that put her in direct touch with the store's innovative product mix and customers' storage and organization challenges and became our first buyer in 1981. In her current role, Ms. Tindell leads our merchandising vision, as well as our focus on custom closet solutions, development of exclusive and proprietary products, store format and design, and the visual impact of the customer's shopping experience. She also oversees supply chain and logistics, as well as the Company's Elfa International AB subsidiary serving as its Board Chair. In 2006, Ms. Tindell was inducted into the Retailing Hall of Fame, the first woman selected for this honor. Ms. Tindell also serves on the board of directors of the Perot Museum of Nature and Science. Ms. Tindell was selected to our Board of Directors because she possesses particular knowledge and experience in retail and merchandising as well as an understanding of our business and our customer. Sharon Tindell is married to William A. "Kip" Tindell, III, our Chairman of the Board of Directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

2018 Proxy Statement	The Container Store Group, Inc.	11

PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2019. Our Board has directed that this appointment be submitted to our shareholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our shareholders and believe that shareholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended March 31, 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from shareholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending March 28, 2020. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of The Container Store.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

2018 Proxy Statement	The Container Store Group, Inc.	12

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed The Container Store's audited financial statements for the fiscal year ended March 31, 2018 and has discussed these financial statements with management and The Container Store's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, The Container Store's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

The Container Store's independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and The Container Store, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from The Container Store. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Container Store's Annual Report on Form 10-K for the fiscal year ended March 31, 2018.

Robert E. Jordan

Rajendra ("Raj") Sisodia

Caryl Stern

2018 Proxy Statement	The Container Store Group, Inc.	13

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2017	Fiscal 2016

Audit Fees	$1,569,500	$1,492,595
Audit-Related Fees	—	49,000
Tax Fees	102,280	51,737
All Other Fees	2,160	2,160
Total Fees	$1,673,940	$1,595,492

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees."

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning, and tax advice.

ALL OTHER FEES

All other fees were paid for an online technical research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee's charter provides that the Audit Committee, or the chair of the committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

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Executive Officers

The following table identifies our current executive officers:

Name	Age	Position

William A. ("Kip") Tindell,III[1]	65	Chairman of the Board of Directors
Melissa Reiff[2]	63	Chief Executive Officer and Director
Sharon Tindell[3]	62	President, Chief Merchandising Officer and Director
Jodi Taylor[4]	55	Chief Financial Officer, Chief Administrative Officer and Secretary

1
See biography on page 8 of this proxy statement.

2
See biography on page 7 of this proxy statement.

3
See biography on page 9 of this proxy statement.

4
Jodi Taylor has served as our Chief Financial Officer and Chief Administrative Officer since July 2016, Chief Financial Officer since December 2007, and as our Secretary since October 2013. Ms. Taylor is responsible for the business areas of Finance, Accounting, Investor Relations, Real Estate, Procurement, Payroll, Benefits, Legal, and Loss Prevention. Prior to joining us, Ms. Taylor served as Chief Financial Officer and Secretary from 1998 to 2007 at Harold's, a then publicly traded apparel retailer which filed for bankruptcy in 2008. From 1986 to 1998, Ms. Taylor was an executive with Baby Superstore, Inc. or successor companies, which after an IPO in 1994, was ultimately acquired by Toys "R" Us, Inc. in 1996. Ms. Taylor was formerly an auditor with Deloitte, Haskins, & Sells (now Deloitte & Touche).

2018 Proxy Statement	The Container Store Group, Inc.	15

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Culture and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of The Container Store. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the "Corporate Governance" section of the "Investor Relations" page of our website located at www.containerstore.com, or by writing to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019.

BOARD COMPOSITION

Our Board of Directors currently consists of ten (10) members: Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Melissa Reiff, Walter Robb, Rajendra ("Raj") Sisodia, Jonathan D. Sokoloff, Caryl Stern, Sharon Tindell and William A. ("Kip") Tindell, III. As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director's death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because LGP controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our Directors.

CONTROLLED COMPANY EXEMPTIONS

Certain affiliates of LGP control a majority of the voting power of our outstanding Common Stock. As a result, we are a "controlled company" under the rules of the New York Stock Exchange ("NYSE"). As a controlled company, we are not required to comply with certain corporate governance requirements, including the following requirements: that a majority of our Board of Directors consists of "independent directors," as defined under the NYSE rules; that we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and that we conduct an annual performance evaluation of our Nominating and Corporate Governance Committee and Culture and Compensation Committee.

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that each of Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Walter Robb, Rajendra ("Raj") Sisodia, Jonathan Sokoloff and Caryl Stern is an "independent director," as defined under NYSE rules. Our Board of Directors also affirmatively determined that Daniel Meyer qualified as independent while he served on our Board. In evaluating and determining the independence of the directors, the Board considered that The Container Store may have certain relationships with its directors. Specifically, the Board considered that Messrs. Flynn, Galashan and Sokoloff are affiliated with LGP, which owns approximately 56.5% of our

2018 Proxy Statement	The Container Store Group, Inc.	16

CORPORATE GOVERNANCE

outstanding Common Stock as of July 20, 2018. The Board determined that this relationship does not impair their independence from us and our management. The Board also considered that Messrs. Flynn and Sokoloff serve on the board of directors of Advantage Solutions, Inc. ("Advantage"), a company that provides online advertising services to the Company, and that LGP owns approximately 33% of Advantage's common stock. Since the beginning of fiscal 2017, the Company paid approximately $231,000 in fees to Advantage. The Board has determined that the Company's relationship with Advantage does not impair the independence of Messrs. Flynn and Sokoloff from us and our management. In addition, the Board considered that Caryl Stern is the President and CEO of the U.S. Fund for UNICEF, and that the Company maintains a program whereby it collects donations to the U.S. Fund for UNICEF from customers at its stores. Since the beginning of fiscal 2017, the Company has collected approximately $237,000 in donations to the U.S. Fund for UNICEF. The Board determined that the Company's relationship with the U.S. Fund for UNICEF does not impair Ms. Stern's independence from us and our management. For additional information on the donations to the U.S. Fund for UNICEF, see "Certain Relationships—Donations to the U.S. Fund for UNICEF."

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board of Directors that may be included in any stockholders agreement to which we are a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board and (ii) all other factors it considers appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. In particular, experience, qualifications or skills in the following areas are particularly relevant: retail merchandising; marketing and advertising; consumer goods; sales and distribution; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure.

Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, The Container Store Group, Inc., 500 Freeport Parkway, Coppell, Texas 75019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

2018 Proxy Statement	The Container Store Group, Inc.	17

CORPORATE GOVERNANCE

COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the lead director, chairperson of any of the Audit, Nominating and Corporate Governance, and Culture and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 500 Freeport Parkway, Coppell, Texas, 75019, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board of Directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. Tindell serving as Chairman of the Board and Melissa Reiff serving as our Chief Executive Officer. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Our Board of Directors will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that whenever our Chairman of the Board is also our Chief Executive Officer or is a director that does not otherwise qualify as an independent director, the independent directors will elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors or the non-management directors; assisting in scheduling Board meetings and approving meeting schedules; communicating and collaborating with the Chief Executive Officer on various matters; and acting as the liaison between the independent or non-management directors and the Chairman of the Board, as appropriate. The full list of responsibilities of our lead director may be found in Annex A to our Corporate Governance Guidelines. Our independent directors have elected Robert E. Jordan to serve as our lead director until the 2018 Annual Meeting of Shareholders.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including cybersecurity, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board's leadership structure.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.containerstore.com in the "Corporate Governance" section of the "Investor Relations" page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were four (4) meetings of the Board of Directors during the fiscal year ended March 31, 2018. During the fiscal year ended March 31, 2018, each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the Director served during the period in which he or she served as a Director.

Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend the Annual Meeting. Seven (7) directors who were members of our Board at the time of the 2017 Annual Meeting of Shareholders attended the meeting, and four (4) did not.

EXECUTIVE SESSIONS

The non-management members of the Board meet in regularly scheduled executive sessions. Robert E. Jordan, as the current lead director, presides over the regularly scheduled executive sessions at which he is present.

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Committees of the Board

Our Board has established three standing committees—Audit, Culture and Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Culture and Compensation	Nominating and Corporate Governance

Timothy J. Flynn*		Chair
J. Kristofer Galashan*			X
Robert E. Jordan*	Chair	X
Melissa Reiff		X
Walter Robb*			X
Rajendra ("Raj") Sisodia*	X		Chair
Jonathan D. Sokoloff*
Caryl Stern*	X	X
Sharon Tindell			X
William A. ("Kip") Tindell, III

*
Independent director

AUDIT COMMITTEE

Our Audit Committee's responsibilities include, but are not limited to:

  •
  appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

  •
  discussing with our independent registered public accounting firm their independence from management;

  •
  reviewing with our independent registered public accounting firm the scope and results of their audit;

  •
  approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

  •
  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

  •
  reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

  •
  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The members of the Audit Committee are Robert E. Jordan, Caryl Stern and Rajendra ("Raj") Sisodia, with Mr. Jordan serving as Chair. Our Board of Directors has affirmatively determined that each of Mr. Jordan, Ms. Stern and Mr. Sisodia meets the definition of "independent director" for purposes of serving on an audit committee under Rule 10A-3 and the NYSE rules. In addition, our Board of Directors has determined that Mr. Jordan qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S K.

The Audit Committee met eight (8) times during the fiscal year ended March 31, 2018.

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COMMITTEES OF THE BOARD

CULTURE AND COMPENSATION COMMITTEE

The Culture and Compensation Committee is responsible for, among other matters:

  •
  reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers;

  •
  appointing and overseeing any compensation consultants; and

  •
  preserving and enhancing our strong culture.

The Culture and Compensation Committee consults with the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. Under its charter, the Culture and Compensation Committee is permitted to delegate its authority to a subcommittee of the committee, and has formed a Section 162(m) subcommittee as well as a Section 16 subcommittee. The members of our Culture and Compensation Committee are Robert E. Jordan, Melissa Reiff, Caryl Stern and Timothy J. Flynn, with Mr. Flynn serving as Chair. Robert E. Jordan, Caryl Stern and Timothy J. Flynn each qualify as independent under the NYSE's heightened independence standards for members of a compensation committee, as did Daniel Meyer while he served on the Culture and Compensation Committee. As a controlled company, we rely upon the exemption from the NYSE requirement that we have a compensation committee composed entirely of independent directors.

The Culture and Compensation Committee met four (4) times during the fiscal year ended March 31, 2018.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

  •
  identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; and

  •
  developing and recommending to our Board of Directors a set of corporate governance guidelines and principles.

Our Nominating and Corporate Governance Committee consists of J. Kristofer Galashan, Walter Robb, Rajendra ("Raj") Sisodia and Sharon Tindell, with Mr. Sisodia serving as Chair. As a controlled company, we rely upon the exemption from the NYSE requirement that we have a nominating and corporate governance committee composed entirely of independent directors.

The Nominating and Corporate Governance Committee met four (4) times during the fiscal year ended March 31, 2018.

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Executive and Director Compensation

DIRECTOR COMPENSATION

Unless specifically set forth in this section captioned "Director Compensation," the tabular and other disclosure herein regarding director compensation (including, without limitation, the number of shares and share price for stock options related to periods prior to the initial public offering of our Common Stock (our "IPO")) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

Fiscal 2017 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)[1]	Option Awards ($)[2],[4]	Total ($)

Jonathan D. Sokoloff	80,000	100,001	180,001
Timothy J. Flynn	90,000	100,001	190,001
J. Kristofer Galashan	80,000	100,001	180,001
Daniel Meyer[3]	46,667	—	46,667
Walter Robb	80,000	100,001	180,001
Rajendra "Raj" Sisodia	90,000	100,001	190,001
Robert E. Jordan	94,167	100,001	194,168
Caryl Stern	80,000	100,001	180,001

1
Consists of amounts described below under "Narrative Disclosure to Director Compensation Table".

2
Represents the aggregate grant date fair value for stock options granted in fiscal 2017, determined in accordance with FASB ASC Topic 718. The grant date fair value of each stock option was approximately $2.33. See Note 7-Stock-based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 for the assumptions used in valuing such stock options.

3
As of September 12, 2017, Daniel Meyer no longer serves on our Board of Directors.

4
The following table sets forth the aggregate numbers of stock options held by each of our non-employee directors on March 31, 2018. None of our non-employee directors has held stock awards.

Name	Aggregate Number of Stock Options As of 03/31/18(#)

Jonathan D. Sokoloff	109,150
Timothy J. Flynn	109,150
J. Kristofer Galashan	109,149
Daniel Meyer	—
Walter Robb	122,752
Rajendra "Raj" Sisodia	122,752
Robert E. Jordan	122,752
Caryl Stern	94,691

2018 Proxy Statement	The Container Store Group, Inc.	21

EXECUTIVE AND DIRECTOR COMPENSATION

Narrative Disclosure to Director Compensation Table

Non-Employee Director Compensation Policy

In connection with the initial public offering of our common stock (our "IPO"), our Board of Directors adopted a compensation policy that is applicable to all of our non-employee directors. We revised the policy on October 27, 2014, March 28, 2017, and again on March 28, 2018. Pursuant to this policy, as revised, each non-employee director receives an annual cash retainer of $80,000, payable quarterly. The chairperson of each Committee of the Board of Directors receives an additional annual cash retainer of $10,000 per year. The Lead Director of the Board of Directors receives an additional annual cash retainer of $10,000 per year. In the case of the directors affiliated with LGP, such retainers are paid directly to LGP and not to the director individually. There are no fees paid for board or committee meeting attendance. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with meetings of our Board of Directors.

Pursuant to our non-employee director compensation policy, as revised, each non-employee director receives an annual grant of an equity award of stock options, restricted shares or restricted stock units, as determined by our Board of Directors (pursuant to the policy in effect prior to 2018, such equity award was solely in the form of stock options), under the Amended and Restated 2013 Incentive Award Plan (described below) with a grant date fair value of approximately $100,000. Each non-employee director initially elected or appointed to our Board of Directors on a date other than the date of an annual meeting of shareholders will be granted a prorated portion of the annual award for the applicable year. If an equity award is in the form of stock options, the per-share exercise price of each stock option granted to a non-employee director will equal the fair market value of a share of our common stock on the date of grant. Each equity award granted following our IPO will generally vest ratably in equal annual installments over three years, subject to the non-employee director's continued service through the vesting date, subject to acceleration immediately prior to the occurrence of a change in control.

William A. ("Kip") Tindell, III Employment Agreement

Mr. Tindell serves as both an executive officer and a director of the Company pursuant to an employment agreement entered into between the Company and him on May 6, 2016, effective as of July 1, 2016. Mr. Tindell did not receive any compensation in respect of his service as a director in fiscal 2017.

The term of Mr. Tindell's employment agreement will expire on the date of the annual meeting of the Company's shareholders in 2019. The agreement provides that, during the term, Mr. Tindell will be Chairman of the Board, a director on the board of directors of Elfa and an employee of the Company. It provides for an annual base salary of $675,000 during fiscal 2016 and $350,000 thereafter during the term and for an annual cash performance-based bonus for fiscal 2016 with a target of 20% of his annual base salary and a maximum of 40% of his annual base salary. Mr. Tindell was not entitled to an annual cash bonus in fiscal 2017 and will not be entitled to an annual cash bonus in fiscal 2018. Pursuant to Mr. Tindell's employment agreement, he will be entitled to receive the same type and amount of equity-based compensation awards provided generally to the Company's non-employee directors from time to time.

Mr. Tindell's employment agreement provides certain severance benefits upon termination by us without cause or by Mr. Tindell for good reason. Cause is generally defined as (a) a material breach by Mr. Tindell of any material provision of his agreement that is not corrected by him within 30 days after receipt of written notice from us specifying such breach, to the extent such breach is capable of cure, (b) Mr. Tindell's conviction of, or entry by him of a guilty or nolo contendere plea to, the commission of a felony or a crime involving moral turpitude, other than vicarious liability or traffic violations, (c) Mr. Tindell's intentional breach of company policies constituting theft or embezzlement from us or any of our customers or suppliers; or (d) Mr. Tindell's gross neglect or intentional misconduct in connection with the performance of any material portion of Mr. Tindell's duties (which, in the case of Mr. Tindell's gross neglect, is not corrected by Mr. Tindell within 30 days after receipt of written notice from us specifying such neglect, to the extent that such neglect is capable of cure). Good reason is generally defined as (i) an adverse change in Mr. Tindell's title or reporting line or material duties, authorities or responsibilities, (ii) the assignment to Mr. Tindell of duties materially inconsistent with his position, (iii) a material breach by us of any

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EXECUTIVE AND DIRECTOR COMPENSATION

material provision of his employment agreement, (iv) a reduction of his annual base salary or benefits or annual bonus opportunity, (v) a failure by us to pay any portion of his annual base salary or bonus or to otherwise provide benefits provided for in his agreement, or (vi) our requiring him to be headquartered at any office or location more than 50 miles from Coppell, Texas, except for required travel on our business to an extent substantially consistent with his prior business travel obligations, in each case subject to applicable notice and cure provisions.

Upon a termination of employment by us without cause or due to disability or by Mr. Tindell for good reason, (a) he would be eligible to receive one times his then-current annual base salary, payable in equal installments over one year on our regular payroll schedule, (b) all unvested equity awards held by him would be treated as provided in our non-employee director compensation policy, and (c) he and his eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

Upon a termination of employment due to Mr. Tindell's death, all unvested equity awards held by him would be treated as provided in our non-employee director compensation policy.

Pursuant to Mr. Tindell's employment agreement, any severance payment payable to Mr. Tindell remains subject to his execution of a release of claims in favor of us.

Also under Mr. Tindell's employment agreement, Mr. Tindell agrees that, during his employment with us and during the two year period following the termination date, he would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

EXECUTIVE COMPENSATION

The discussion below provides compensation information with respect to fiscal 2017 for our "named executive officers," consisting of our principal executive officer and our two other most highly compensated executive officers. Our named executive officers for fiscal 2017 were:

    •
    Melissa Reiff, who has served as Chief Executive Officer since July 1, 2016, and who previously served as our President and Chief Operating Officer;

    •
    Sharon Tindell, who has served as President and Chief Merchandising Officer since July 1, 2016, and who previously served solely as Chief Merchandising Officer; and

    •
    Jodi Taylor, who has served as Chief Financial Officer, Chief Administrative Officer and Secretary since July 1, 2016, and who previously served solely as Chief Financial Officer.

Unless specifically set forth in this section captioned "Executive Compensation", the tabular and other disclosure herein regarding executive compensation (including, without limitation, the number of shares and share price for stock options related to periods prior to our IPO) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by our named executive officers during fiscal 2016 and fiscal 2017.

Name and principal position	Fiscal year	Salary ($)	Bonus ($)[1]	Stock awards ($)[2]	Non equity incentive plan compensation ($)[3]	All other compensation ($)[4]	Total ($)

Melissa Reiff	2017	800,000	—	—	831,000	—	1,631,000
Chief Executive Officer	2016	753,558	—	999,995	359,000	962	2,113,515
Sharon Tindell	2017	650,000	—	—	675,000	—	1,325,000
President and Chief Merchandising Officer	2016	643,365	—	399,741	292,000	962	1,336,068
Jodi Taylor	2017	525,000	—	—	241,000	—	766,000
Chief Financial Officer and Chief Administrative Officer	2016	518,365	45,992	249,895	89,000	769	904,021

1
Reflects the discretionary bonus awarded to Ms. Taylor for fiscal 2016.

2
Reflects the aggregate grant date fair value of (i) time-based restricted stock awards granted in fiscal 2016, which equaled $249,997 for Ms. Reiff, $99,934 for Ms. Tindell and $62,471 for Ms. Taylor, and (ii) performance-based restricted stock awards, which, based upon 100% achievement of performance targets that represented the probable outcome of the performance targets, equaled $749,998 for Ms. Reiff, $299,807 for Ms. Tindell and $187,424 for Ms. Taylor. At maximum achievement of the performance targets, the values of the performance-based restricted stock awards would have been $974,998 for Ms. Reiff, $389,752 for Ms. Tindell and $243,651 for Ms. Taylor. See Note 7-Stock Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the applicable fiscal year for the assumptions used in valuing such restricted stock awards. See "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Long Term Equity Incentives" below for a description of these awards. There were no stock awards granted to our named executive officers in fiscal 2017.

3
The amounts in this column reflect the cash awards earned by Mses. Reiff, Tindell and Taylor under our annual bonus programs for fiscal 2017 and fiscal 2016 performance as described further under "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Annual Cash Incentives" below.

4
Reflects 401(k) matching contributions made to the named executive officers' accounts by us.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

In fiscal 2017, we compensated our named executive officers through a combination of base salary, annual cash incentive opportunities and other benefits as described below. Our named executive officers also continued to hold stock options, time-based restricted shares, and performance-based restricted shares granted in previous years.

Base Salary

The base salaries for our named executive officers have been determined pursuant to negotiation, as set forth in employment agreements, described below, except that Ms. Taylor did not have an employment agreement until fiscal 2016. The base salaries of the named executive officers are subject to annual review by the Culture and Compensation Committee. Mses. Reiff and Tindell received raises in connection with the negotiation of their new employment agreements in fiscal 2016.

Annual Cash Incentives

In fiscal 2017, all named executive officers were eligible to receive annual performance-based cash bonuses based on percentages of base salary under the Amended and Restated 2013 Incentive Award Plan (bonuses were awarded under the Senior Executive Incentive Bonus Plan in fiscal 2016 and prior fiscal years). The bonuses were determined using a performance grid based on our total consolidated annual sales, same store sales, and consolidated adjusted annual EBITDA.

For fiscal 2017, the minimum bonus level under the Amended and Restated 2013 Incentive Award Plan for each of our named executive officers was set at 0% of annual base salary, and the maximum level was set at 200% of annual

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EXECUTIVE AND DIRECTOR COMPENSATION

base salary for Mses. Reiff and Tindell and 100% for Ms. Taylor. The target level was established at 130% of annual base salary for Mses. Reiff and Tindell and 50% of annual base salary for Ms. Taylor. As of fiscal 2018, Ms. Taylor's target level was increased to 85% of annual base salary and Ms. Taylor's maximum level was increased to 150% of annual base salary. With respect to such target levels for fiscal 2017, 60% was based upon consolidated adjusted annual EBITDA, 20% on total consolidated annual sales and 20% on same store sales. The actual amounts paid as bonuses for 2017 are shown in the Summary Compensation Table above in the "Non equity incentive plan compensation" column.

Long Term Equity Incentives

Prior to our IPO, we maintained an equity incentive plan, the 2012 Stock Option Plan of TCS Holdings, Inc. (the "2012 Stock Option Plan"), pursuant to which, on June 20, 2012, we granted stock options to Ms. Taylor and Ms. Reiff. Like the stock options granted under the 2012 Stock Option Plan to our other employees, such stock options were originally scheduled to vest in equal installments over five years from the date of grant, but the vesting of all the stock options granted under the 2012 Stock Option Plan was fully accelerated as of the consummation of our IPO. Ms. Tindell was not granted any stock options under the 2012 Stock Option Plan in light of her pre-existing ownership of our common and preferred stock. As of our IPO, no further stock options have been or will be granted under the 2012 Stock Option Plan.

Upon our IPO, we adopted, and our shareholders approved, our 2013 Incentive Award Plan, which permits the granting of stock based compensation awards and cash based performance bonus awards. In 2017, our Board of Directors adopted, and our shareholders approved, our Amended and Restated 2013 Incentive Award Plan. The principal purpose of the Amended and Restated 2013 Incentive Award Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The Amended and Restated 2013 Incentive Award Plan provides for the grant of, among other awards, stock options, stock appreciation rights, or SARs (as defined below), restricted stock awards, restricted stock unit awards, deferred stock awards, deferred stock unit awards, dividend equivalent awards, stock payment awards, performance awards and other stock based awards.

In connection with our IPO, we granted stock options to certain of our employees, including the stock options granted to the named executive officers shown in the Fiscal 2017 Outstanding Equity Awards at Fiscal Year-End table below. All such stock options were immediately vested and exercisable as of the consummation of our IPO. We have not granted any other stock options to our named executive officers.

On July 1, 2016, in connection with the negotiation of new employment agreements for the named executive officers, we granted, under our Amended and Restated 2013 Incentive Award Plan, 46,125 time-based restricted shares to Ms. Reiff, 18,438 time-based restricted shares to Ms. Tindell and 11,526 time-based restricted shares to Ms. Taylor, each vesting in equal annual installments on April 1, 2017, April 1, 2018 and April 1, 2019, subject only to continued employment. In addition, we granted 179,889 performance-based restricted shares to Ms. Reiff, 71,910 performance-based restricted shares to Ms. Tindell and 44,954 performance-based restricted shares to Ms. Taylor. Such numbers of performance-based restricted shares represent the maximum number of shares, of which 75% could have performance-vested based on the Company's performance with respect to certain consolidated adjusted annual EBITDA goals and 25% could have performance-vested based on the Company's performance with respect to certain total consolidated annual sales goals in 2016. Such figures represent 130% of the target amounts for such awards. Based on 2016 performance, Ms. Reiff performance-vested in 62,269 such restricted shares; Ms. Tindell performance-vested in 24,891 such restricted shares and Ms. Taylor performance-vested in 15,561 such restricted shares. Of such shares that have performance-vested, one-third time-vested on April 1, 2018 and the remainder will time-vest in equal annual installments on April 1, 2019 and April 1, 2020, subject to continued employment. Upon termination of any such executive's employment by us without cause, by her for good reason or due to disability, any performance-based restricted shares held by her that have already performance-vested but have not yet time-vested will time-vest; the awards originally granted as time-based restricted shares will be forfeited upon any termination of employment.

All equity awards held by the named executive officers as of March 31, 2018 are shown in the Fiscal 2017 Outstanding Equity Awards at Fiscal Year-End Table below. Section 162(m) of the Code imposes a $1 million limit on the amount

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EXECUTIVE AND DIRECTOR COMPENSATION

that a public company may deduct for compensation paid to covered employees who are employed as of the end of the year. Prior to the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Reform Act"), compensation that qualified as "performance-based" under Section 162(m) of the Code was exempt from this $1 million deduction limitation. As part of the Tax Reform Act, the ability to rely on the "performance-based" exemption was, with certain limited exceptions, eliminated. Although we maintain compensation plans that originally were intended to permit the payment of compensation deductible under Section 162(m) of the Code, we may no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee, subject to the Tax Reform Act's limited transition relief rules.

Nonqualified Deferred Compensation Plan

In fiscal 2017, Mses. Reiff and Taylor participated in a nonqualified deferred compensation plan pursuant to which participants may defer up to 50% of their base salaries and up to 100% of their bonuses until termination of employment. All employee contributions and earnings on such amounts are fully vested at all times. We may also make discretionary contributions to participants' accounts, which vest in equal installments over six years, subject to acceleration upon a change of control. We have not made any such discretionary contributions in recent years. Participants may elect to invest the amounts in the plan in various established funds.

Perquisites and Other Benefits

We maintain, and the named executive officers participate in, a 401(k) retirement savings plan. Each participant may contribute to the 401(k) plan, through payroll deductions, up to 80% of his or her salary limited to the maximum allowed by the Internal Revenue Service regulations. All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. We may also make contributions to the accounts of plan participants.

Our compensation program does not include any other material benefits or perquisites for our named executive officers. Except as set forth above, our named executive officers generally participate in the same programs as our other employees.

Employment Agreements

On May 6, 2016, in connection with management changes, Mses. Reiff and Tindell entered into new amended and restated employment agreements, effective as of July 1, 2016, that superseded their prior agreements, and Ms. Taylor entered into an employment agreement with us for the first time, also effective July 1, 2016.

Melissa Reiff and Sharon Tindell

Mses. Reiff's and Tindell's employment agreements each have a three-year term, followed by successive one year terms, subject to non-renewal by notice of either party to the other that it does not elect to extend the term at least 90 days prior to the expiration of the then-current term. Ms. Reiff's employment agreement provides (a) that she will be Chief Executive Officer and chairperson of the board of directors of Elfa and (b) for an annual base salary of $800,000, subject to review annually for possible increase. Ms. Tindell's employment agreement provides (i) that she will be President and Chief Merchandising Officer and (ii) for an annual base salary of $650,000, subject to review annually for possible increase. Each agreement also provides for an annual cash performance-based bonus with a target of 130% of annual base salary and a maximum of 200% of annual base salary, annual grants of equity awards, and the 2016 restricted share grants described under "Long Term Equity Compensation" above.

Mses. Reiff's and Tindell's employment agreements provide certain severance benefits upon termination by us without Cause or by Ms. Reiff or Ms. Tindell, as applicable, for Good Reason. With respect to each of Mses. Reiff and Tindell, Cause is generally defined as (a) a material breach by her of any material provision of her agreement that is not corrected by her within 30 days after receipt of written notice from us specifying such breach, to the extent such breach is capable of cure, (b) her conviction of, or entry by her of a guilty or nolo contendere plea to, the commission

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EXECUTIVE AND DIRECTOR COMPENSATION

of a felony or a crime involving moral turpitude, other than vicarious liability or traffic violations, (c) her intentional breach of company policies constituting theft or embezzlement from us or any of our customers or suppliers; or (d) her gross neglect or intentional misconduct in connection with the performance of any material portion of her duties (which, in the case of her gross neglect, is not corrected by her within 30 days after receipt of written notice from us specifying such neglect, to the extent that such neglect is capable of cure). With respect to each of Mses. Reiff and Tindell, Good Reason is generally defined as (i) an adverse change in her title or reporting line or material duties, authorities or responsibilities, (ii) the assignment to her of duties materially inconsistent with her position, (iii) a material breach by us of any material provision of her employment agreement, (iv) a reduction of her annual base salary or benefits (other than any such reduction by no more than 10% of her annual base salary which is part of, and generally consistent with, a general reduction affecting other of our similarly situated executives) or annual bonus opportunity, (v) a failure by us to pay any portion of her annual base salary or bonus or to otherwise provide benefits provided for in her agreement, or (vi) our requiring her to be headquartered at any office or location more than 50 miles from Coppell, Texas, except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations, in each case subject to applicable notice and cure provisions.

Upon a termination of employment of Ms. Reiff or Ms. Tindell by us without cause or due to disability or by either such executive for good reason, (a) she would be eligible to receive two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 130% of her annual base salary (prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs), payable in equal installments over two years on our regular payroll schedule, (b) her unvested stock options would become fully vested and exercisable, (c) her performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (d) she and her eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

For each of Mses. Reiff and Mses. Tindell, upon a termination of employment due to her death, (a) her unvested stock options would become fully vested and exercisable, (b) her performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (c) her designee or estate would be entitled to receive a prorated amount of the bonus she would have earned for the year of termination had she remained employed throughout the year based on actual performance.

Pursuant to each Mses. Reiff's and Tindell's employment agreements, any severance payment payable to Ms. Reiff or Ms. Tindell, as applicable, remains subject to her execution of a release of claims in favor of us.

Also under each of Mses. Reiff's and Tindell's employment agreements, Ms. Reiff or Ms. Tindell, as applicable, agrees that, during her employment with us and during the two-year period following the termination date, she would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

Jodi Taylor

Ms. Taylor's employment agreement is substantially similar to Mses. Reiff's and Tindell's employment agreements, except that (a) her position is Chief Financial Officer, Chief Administrative Officer and Secretary, (b) her annual base salary is $525,000, (c) her target annual bonus was 50% of her annual base salary and her maximum annual bonus was 100% of her base salary (for fiscal 2018 and beyond her target bonus was increased to 85% of her annual base salary and her maximum bonus was increased to 150% of her annual base salary), and (d) upon a termination of employment by us without cause or for disability or by her for Good Reason, her cash severance portion of severance payments and benefits would instead consist of two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 50% of her annual base salary(prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs). In addition, upon a termination of employment by us without Cause or for disability or by her for Good Reason within the two years immediately following a Change in Control (as defined in Ms. Taylor's employment

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EXECUTIVE AND DIRECTOR COMPENSATION

agreement), Ms. Taylor's cash severance portion of her severance payments and benefits will be payable in a lump sum, rather than installments.

Fiscal 2017 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information regarding the outstanding equity awards held by our named executive officers as of March 31, 2018.

			Option Awards				Stock Awards
Name	Grant date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of units or shares of stock that have not vested (#)	Market value of units or shares of stock that have not vested ($)

Melissa Reiff	6/20/12	[1]	37,723	—	$17.01	6/20/2022	—	—
	10/31/13	[2]	522,934	—	$18.00	10/31/2023	—	—
	7/1/16	[3]	—	—	—	—	30,750	167,280
	7/1/16	[4]	—	—	—	—	62,269	338,743
Sharon Tindell	10/31/13	[2]	104,553	—	$18.00	10/31/2023	—	—
	7/1/16	[3]	—	—	—	—	12,292	66,868
	7/1/16	[4]	—	—	—	—	24,891	135,407
Jodi Taylor	6/20/12	[1]	18,347	—	$17.01	6/20/2022	—	—
	10/31/13	[2]	262,878	—	$18.00	10/31/2023	—	—
	7/1/16	[3]	—	—	—	—	7,684	41,801
	7/1/16	[4]	—	—	—	—	15,561	84,652

1
These time based stock options granted under the 2012 Stock Option Plan were originally scheduled to vest 20% on June 20, 2013, 20% on June 20, 2014, 20% on June 20, 2015, 20% on June 20, 2016, and the remaining 20% on June 20, 2017. The vesting schedule, however, was fully accelerated in connection with our IPO so that all of these options became vested and exercisable.

2
These stock options were granted on the date of our IPO and were immediately vested and exercisable as of the consummation of our IPO.

3
Half of these time based restricted shares vested on April 1, 2018 and the remainder is scheduled to vest on April 1, 2019, subject to continued employment.

4
These restricted shares were granted subject to performance conditions tied to the Company's fiscal 2016 performance, as described above under "Long Term Equity Incentives". The numbers of shares shown here are the numbers that performance-vested as of April 1, 2017. Of such shares, one-third vested on April 1, 2018, and the remaining two-thirds are scheduled to vest in equal installments on April 1, 2019 and April 1, 2020, subject to continued employment and subject to acceleration upon termination of the named executive officer's employment by us without cause or due to disability or by the named executive officer for good reason.

EQUITY COMPENSATION PLAN INFORMATION

The number of shares underlying outstanding stock options, the weighted average exercise price of such outstanding options and the number of additional shares remaining available for future issuance under our equity plans, as of March 31, 2018, are as follows:

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)

Equity compensation plans approved by the security holders
2012 Stock Option Plan[1]	178,139	$17.01	—
Amended and Restated 2013 Incentive Award Plan	2,862,067	$15.30	7,884,679
Equity compensation plans not approved by security holders	—	—	—
Total	3,040,206	$15.40	7,884,679

1
As of our IPO, no further grants have been or will be made under the 2012 Stock Option Plan.

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Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth information, as of July 20, 2018, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) shareholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers and all Directors and executive officers as a group. The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 20, 2018 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed shareholders is c/o The Container Store Group, Inc., 500 Freeport Parkway, Coppell, TX 75019. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares of common stock beneficially owned
Name of beneficial owner	Number	Percentage

5% Shareholders
Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC[1]	27,717,479	56.5%
Named Executive Officers and Directors
Sharon Tindell[2]	1,837,485	3.8%
William A. ("Kip") Tindell, III[3]	1,703,473	3.5%
Melissa Reiff[4]	1,078,632	2.2%
Jodi Taylor[5]	403,440	*
Jonathan D. Sokoloff1,[6]	27,576,856	56.4%
Timothy J. Flynn1,[7]	27,576,856	56.4%
J. Kristofer Galashan1,[8]	27,576,855	56.4%
Walter Robb[9]	90,414	*
Rajendra "Raj" Sisodia[10]	94,664	*
Robert E. Jordan[11]	113,914	*
Caryl Stern[12]	60,703	*
All executive officers and directors as a group (eleven persons)	33,100,204	65.6%

*
Less than one percent.

1
Includes (i) 27,506,544 shares of Common Stock held by Green Equity Investors V, L.P. and Green Equity Investors Side V, L.P. (collectively, the "Green Funds") and TCS Co Invest, LLC ("TCS Co") and (ii) 210,935 shares of Common Stock underlying options granted to Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan which are currently exercisable or will become exercisable within 60 days of July 20, 2018. Voting and investment power with respect to the shares of our Common Stock held by the Green Funds and TCS Co may be deemed to be shared by certain affiliated entities. GEI Capital V, LLC ("GEIC"), is the general partner of the Green Funds. Green V Holdings, LLC ("Holdings") is a limited partner of the Green Funds. LGP is the management company of the Green Funds, the Manager of TCS Co and an affiliate of GEIC and Holdings. LGP Management, Inc. ("LGPM") is the general partner of LGP. Each of the Green Funds, Holdings, LGP, LGPM and TCS Co disclaims such shared beneficial ownership of our Common Stock, except to the extent of its pecuniary interest therein. Each of Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan may also be deemed to share voting and investment power with respect to such shares due to their respective positions with LGPM, and each of them disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan may also be deemed to share voting and investment power with respect to all shares beneficially owned by TCS Co and each of them disclaims beneficial ownership of the securities held by TCS Co except to the extent of his pecuniary interest

2018 Proxy Statement	The Container Store Group, Inc.	29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  therein. Each of the foregoing individuals' address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

2
Includes (i) 1,732,932 shares of Common Stock held directly and (ii) 104,553 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

3
Includes (i) 1,583,717 shares of Common Stock held directly and (ii) 119,756 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

4
Includes (i) 517,975 shares of Common Stock held directly and (ii) 560,657 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

5
Includes (i) 122,215 shares of Common Stock held directly and (ii) 281,225 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

6
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 70,312 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

7
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 70,312 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

8
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 70,311 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

9
Includes (i) 6,500 shares of Common Stock held directly and (ii) 83,914 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

10
Includes (i) 10,750 shares of Common Stock held directly and (ii) 83,914 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

11
Includes (i) 30,000 shares of Common Stock held directly and (ii) 83,914 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

12
Includes (i) 4,850 shares of Common Stock held directly and (ii) 55,853 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 20, 2018.

2018 Proxy Statement	The Container Store Group, Inc.	30

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies listed on the NYSE. Under the policy:

  •
  any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of the Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of the Board of Directors; and

  •
  any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Culture and Compensation Committee of the Board of Directors or recommended by the Culture and Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

  •
  management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person's direct or indirect interest in, or relationship to, the related person transaction;

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a "personal loan" for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee's status as an "independent," "outside," or "non-employee" director, as applicable, under the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.

The following are certain transactions, arrangements and relationships with our directors, executive officers and shareholders owning 5% or more of our outstanding Common Stock.

STOCKHOLDERS AGREEMENT

In connection with LGP's acquisition of The Container Store, Inc. in 2007, we, certain affiliates of LGP, and all other holders of our Common Stock and Preferred Stock, entered into a stockholders agreement (the "Stockholders Agreement"). Upon the closing of the IPO, we amended and restated our Stockholders Agreement to eliminate all provisions thereof other than those related to registration rights, which are described below.

2018 Proxy Statement	The Container Store Group, Inc.	31

CERTAIN RELATIONSHIPS

Demand Registration Rights

At any time beginning six months after the date of our IPO, subject to certain restrictions:

  •
  certain entities affiliated with LGP, and any transferee controlled directly or indirectly by LGP or any of its affiliates, are able to require us to use our best efforts to register their Common Stock under the Securities Act at any time;

  •
  certain employees (including our named executive officers) may require us to use our best efforts to register their Common Stock under the Securities Act twice prior to the time that we are eligible to register securities on Form S-3 and require us to use our best efforts to register their Common Stock under the Securities Act twice after we are eligible to register securities on Form S-3; and

  •
  certain other investors may require us to use our best efforts to register their Common Stock under the Securities Act.

These demand registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Piggyback Registration Rights

If we propose to register any of our own securities under the Securities Act in a public offering, we will be required to provide notice to all holders of our Common Stock with registration rights under our Stockholders Agreement relating to the registration and provide them with the right to include their shares in the registration statement. These piggy back registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Expenses of Registration

We will be required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares of our Common Stock held by the holders of our Common Stock with registration rights under our Stockholders Agreement.

INDEMNIFICATION AGREEMENTS AND ASSUMPTION AGREEMENT

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Amended and Restated Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

We have also agreed to indemnify Mr. Tindell to the fullest extent permitted by our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws in connection with a book authored by Mr. Tindell and titled "Uncontainable" (the "Book"). In addition, we have entered into an assumption agreement with Mr. Tindell, under which we have agreed to specifically assume, directly and unconditionally, any and all liabilities, damages, costs, expenses, judgments, settlement, penalties or other losses of any kind which may be charged or attempted to be charged against Mr. Tindell in connection with the publication of the Book as a result of the execution by Mr. Tindell of a personal guaranty contained in a publishing agreement between Mr. Tindell and the publisher of the Book. The Board of Directors determined that it was in our best interest to enter into the Assumption Agreement, as the Board believes that we will benefit from any public attention, exposure and publicity about The Container Store, its successes and its unique business model generated by the Book.

2018 Proxy Statement	The Container Store Group, Inc.	32

CERTAIN RELATIONSHIPS

DONATIONS TO THE U.S. FUND FOR UNICEF

Beginning in fiscal 2016, we have collected donations to the U.S. Fund for UNICEF from customers at our stores. Caryl Stern, a member of our Board of Directors, is the President and CEO of the U.S. Fund for UNICEF. Since the beginning of fiscal 2017, we have collected approximately $237,000 in donations to the U.S. Fund for UNICEF.

TERM LOAN AMENDMENT

On August 18, 2017, The Container Store, Inc. (the "Borrower"), our wholly-owned subsidiary, entered into a fourth amendment (the "Term Loan Amendment") to the Credit Agreement, dated as of April 6, 2012, among the Borrower, the Company, as a guarantor, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as previously amended and as amended by the Term Loan Amendment, the "Senior Secured Term Loan Facility"). In connection with the Term Loan Amendment, LGP, which owns approximately 56.5% of our outstanding Common Stock as of July 20, 2018, funded $20.0 million of the $300.0 million Senior Secured Term Loan Facility. As of January 12, 2018, the principal amount due to LGP was zero, as it sold its interest in the loan syndicate.

2018 Proxy Statement	The Container Store Group, Inc.	33

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and shareholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended March 31, 2018, except that one Form 4 for Rajendra ("Raj") Sisodia, reporting one transaction, was filed late.

2018 Proxy Statement	The Container Store Group, Inc.	34

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2018, the members of our Culture and Compensation Committee were Robert E. Jordan, Daniel Meyer (until September 12, 2017), Melissa Reiff, Caryl Stern, and Timothy J. Flynn. Melissa Reiff is our current employee. As described in "Certain Relationships—Donations to The U.S. Fund for UNICEF," beginning in fiscal 2016, we have collected donations to the U.S. Fund for UNICEF from customers at our stores. Caryl Stern is the President and CEO of the U.S. Fund for UNICEF. Since the beginning of fiscal 2017, we have collected approximately $237,000 in donations to the U.S. Fund for UNICEF.

During the fiscal year ended March 31, 2018, no other relationships required to be disclosed by the rules of the SEC existed.

2018 Proxy Statement	The Container Store Group, Inc.	35

Shareholders' Proposals

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019 in writing not later than March 26, 2019.

Shareholders intending to present a proposal at the 2019 Annual Meeting of Shareholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2019 Annual Meeting of Shareholders no earlier than the close of business on May 15, 2019 and no later than the close of business on June 14, 2019. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2019 Annual Meeting of Shareholders is more than 30 days before or more than 70 days after September 12, 2019, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the 90th day prior to the 2019 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder's compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

2018 Proxy Statement	The Container Store Group, Inc.	36

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

2018 Proxy Statement	The Container Store Group, Inc.	37

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

2018 Proxy Statement	The Container Store Group, Inc.	38

The Container Store's Annual Report on Form 10-K

A copy of The Container Store's Annual Report on Form 10-K for the fiscal year ended March 31, 2018, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any shareholder of record on July 20, 2018 without charge upon written request addressed to:

  The Container Store Group, Inc.
  Attention: Secretary
  500 Freeport Parkway
  Coppell, Texas 75019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 at www.containerstore.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Jodi Taylor, Secretary

Coppell, Texas
July 24, 2018

2018 Proxy Statement	The Container Store Group, Inc.	39

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/11/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. THE CONTAINER STORE GROUP, INC. 500 FREEPORT PKWY COPPELL TX 75019 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/11/2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 J. Kristofer Galashan 02 Melissa Reiff 03 Rajendra "Raj" Sisodia 04 Caryl Stern The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 30, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ForAgainst Abstain 0 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000386006_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com THE CONTAINER STORE GROUP, INC. Annual Meeting of Shareholders September 12, 2018 10:30 AM This proxy is solicited by the Board of Directors The undersigned Shareholder(s) hereby appoint(s) Melissa Reiff, Chief Executive Officer and Jodi Taylor, Chief Financial Officer and Chief Administrative Officer and Secretary, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of The Container Store Group, Inc. that the undersigned Shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM, CDT on September 12, 2018, at the principal executive offices of The Container Store Group, Inc. located at 500 Freeport Parkway, Coppell, Texas 75019, and any adhournment, continuation, or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000386006_2 R1.0.1.17